EXHIBIT 99.2

                    NOTE AMENDMENT AGREEMENT


     This NOTE AMENDMENT AGREEMENT ("Agreement") is entered into as of January 11, 1999, by and between Selfcare, Inc., a Delaware corporation (the "Company"), with headquarters located at 200 Prospect Street, Waltham, Massachusetts 02154; ELLIOTT ASSOCIATES, L.P., a Delaware limited partnership ("Elliott"), with offices located at 712 Fifth Avenue, 36th Floor, New York, New York 10019; and WESTGATE INTERNATIONAL, L.P., a Cayman Islands limited partnership ("Westgate," and together with Elliott, the "Holders"), with an address at c/o Midland Bank Trust Corporation (Cayman) Limited, P.O. Box 1109, Mary Street, Grand Cayman, Cayman Islands, regarding to the following:


                            RECITALS

     A. Pursuant to a Securities Purchase Agreement dated as of October 27, 1997 (the "Securities Purchase Agreement") the Holders purchased from the Company $10,000,000 face amount of the Company's Senior Subordinated Convertible Notes (the "Notes"), convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), and also received Stock Purchase Warrants (the "Warrants") to acquire an aggregate of 106,700 shares of Common Stock. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement.

     B. Certain disputes have arisen among the parties hereto, and the parties desire to amend (and prepay a portion of) the Notes, cancel the Warrants, dismiss a pending lawsuit and settle all of these disputes, all as provided below.


                           AGREEMENTS


     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Holders hereby agree as follows:


                            ARTICLE I
                       AMENDMENT OF NOTES


     1.1 Prepayment and Amendment of Notes. Upon the execution hereof, the Company shall pay to each Holder, by wire transfer of immediately available funds, an amount equal to $429,524.62 (representing a 10% premium over the principal and interest represented thereby). Upon the execution hereof, the Notes shall be amended to conform to the forms annexed hereto (the "Amended Notes") and a new Amended Note shall be delivered to each Holder against delivery of the Holder's existing Note and Warrant Certificate. The face amount of each Holder's Amended Note shall be $1,207,500 (representing a 15% premium over the remaining principal and interest of the existing Note). The Amended Notes shall provide for a six-month maturity, interest at 8% per annum, a fixed conversion price of $2.00 (except in the case of certain Events of Default) and redemption by the Company on seven (7) days notice.

     1.2 Current Conversion Notices. The Conversion Notices delivered on January 7, 1999 for 190,000 Common Shares are hereby withdrawn, but only subject to the Company's compliance with the next sentence. Pursuant to the outstanding Conversion Notices covering an aggregate of 500,000 Common Shares at a Conversion Price of $1.8125, the Company shall deliver all of such 500,000 Common Shares no later than the close of business on January 20, 1999, and each Holder hereby waives any remedies for late delivery of such Common Shares if delivered by such date.

     1.3 Warrants. In consideration of the Company's agreement to amend the Notes on the terms described below, all of the Warrants shall be cancelled effective as of the date hereof.

     1.4 Legal Opinion. The Holders' obligation to consummate the transaction contemplated hereby on the date hereof shall be conditioned upon the delivery to Holders, on the date hereof, of a legal opinion of Goodwin, Procter & Hoar LLP with respect to the transactions contemplated hereby, in form and substance satisfactory to the Holders.

                           ARTICLE II
                  REPRESENTATIONS AND WARRANTS


     2.1 Holders' Representations. Each of the Holders repeats each of the representations and warranties contained in Sections 2.1, 2.2, 2.3, 2.5, 2.6, 2.7 and 2.8 of the Securities Purchase
Agreement, as if made on the date hereof with respect to such Holders' Amended Note and to this Agreement (as opposed to the Securities Purchase Agreement).

     2.2 Company's Representations. The Company represents and warrants to each Holder as of the date hereof, as follows:

          (a) Organization and Qualification. Each of the Company and its direct and indirect subsidiaries (collectively, "Subsidiaries") is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing would have a Material Adverse Effect. "Material Adverse
Effect" means any effect which, individually or in the aggregate with all other effects, is or reasonably would be expected to be materially adverse to the business, operations, properties, financial condition or operating results of the Company and its Subsidiaries, taken as a whole on a consolidated basis, or to the transactions contemplated hereby;

        (b) The Company has the requisite corporate power and authority to enter into and perform this Agreement, and to issue, sell and perform its obligations with respect to the Amended Notes in accordance with the terms hereof and thereof and to issue the applicable Common Shares upon conversion of the Notes, in accordance with their terms;

        (c) The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Amended Notes) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency, and no filing with any person, body or agency, is required with respect to any of the transactions contemplated hereby or thereby;
(d) This Agreement has been duly executed and delivered by the Company, and the Amended Notes have been duly executed and delivered by the Company; and

        (e) This Agreement, the Notes, and the Registration Rights Agreement constitute, and upon issuance the Amended Notes will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except

               (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and

                (ii) as rights to indemnity and contribution under the Registration Rights Agreement may be limited by federal or state securities laws.

                           ARTICLE III
                            COVENANTS


     3.1  Company's Covenants.

          (a) The Company's covenants contained in Sections 4.3, 4.4, 4.5 (except that for purposes of such Section 4.5 the "Purchase
Price" of the Amended Notes shall be the original principal amount thereof), 4.6, 4.7, 5.1 and 5.2 of the Securities Purchase
Agreement shall remain in full force and effect with respect to the Amended Notes.

        (b) The Company agrees to use its best efforts by February 8, 1999 to amend the SEC Registration Statement covering the Notes
(or merely supplement the applicable prospectus, if lawful) to reflect the amendments thereto effected by this Agreement and in any event to file such amendment (or prospectus supplement) no later than January 19, 1999. When the SEC notifies the Company that such amendment or supplement is not being reviewed or that the SEC's comments have been satisfied, the Company shall immediately so notify the Holders and cause such amendment or supplement to become effective within two (2) business days thereafter. The Company shall respond to any SEC comments within seven (7) days after receipt of such comments. Notwithstanding the foregoing, the Holders' remedies for any failure of the Company despite the Company's good faith efforts, to file such amendment or supplement by January 19, 1999 or to have such amendment or supplement effective by February 8, 1999, shall be limited to the remedies provided for in the Registration Rights Agreement and the optional extension of the Maturity Date and also (if such delay continues beyond March 5, 1999), the redemption notice period as provided in the Amended Notes. The Registration Rights Agreement among the parties hereto shall remain in full force and effect with respect to the Amended Notes and underlying Common Stock.

        (c) Notwithstanding Section 4.5 of the Securities Purchase Agreement, no Delisting Payments shall accrue as a result of the Company's failure to list additional Common Shares beyond those previously listed, unless and until the Company obtains the formal ratification and approval of its Shareholders to the issuance and conversion of the Amended Notes ("Shareholder
Approval").

     3.2  Holders' Covenants.

          (a) The Holders' covenants contained in Section 4.6 of the Securities Purchase Agreement shall remain in full force and effect with respect to the Amended Notes and the Holders shall continue to be bound by Sections 5.1 and 5.2 with respect to the Amended Notes and underlying Common Stock.

        (b) Within two (2) business days after the delivery of the 500,000 Common Shares referred in Section 1.2 above, the Holders shall dismiss with prejudice the action pending in the Court of Chancery of the State of Delaware entitled Elliott Associates, L.P., et al. v. Selfcare, Inc.

        (c) Until payment in full of the Holders' Amended Notes, the Holders, collectively, will not effect any short sale in the Company's Common Stock if the Holders' aggregate short position in the Company's Common Stock would thereby exceed 100% of the number of shares of Common Stock into which the Amended Notes are then convertible. In addition, each Holder agrees that, until payment in full of the Holder's Amended Note, such Holder shall not purchase any shares of the Company's Common Stock except (i) that the Holder may purchase shares of Common Stock to the extent necessary to comply with requests or demands by lenders of the Company's Common Stock to return such Common Stock; (ii) to the extent necessary to cover short sales made (A) prior to, or after failure to obtain, Shareholder Approval, or (B) following
Shareholder Approval because the Company has failed to timely honor one or more Conversion Notices herein; or (iii) following Shareholder Approval, to the extent that the Holder acquires shares of Common Stock to cover short sales made hereafter during any period during which the Company's Registration Statement is not fully effective and current, provided that promptly following the return to effectiveness of the Registration Statement, the Holder makes corresponding conversions of the Amended Note into the same amounts of shares; and (iv) the Holder may freely acquire shares of Common Stock through permitted conversions of the Holder's Amended Note. Following satisfaction in full of such Holder's Note by payment and/or conversions, such Holder shall refrain from any and all purchases or sales (whether long or short) of the Company's securities for a period of five (5) years (without the Company's prior written consent).

          The foregoing restrictions shall not apply during the pendency of an Event of Default (excluding an Event of Default described in Section 11.1 (i) or (j) thereof) under any Holder's
Amended Note.


                           ARTICLE IV
             RELEASES; NO DEFENSES OR COUNTERCLAIMS


     4.1  Mutual Releases.

          (a) Each of the Holders hereby irrevocably and completely releases and discharges the Company and its successors and assigns from and against any and all claims, liabilities, damages, demands, charges, causes of action and suits, whether known or unknown, which the Holders have or may have ever had, arising out of or in connection with the Notes, the Common
Shares, the Securities Purchase Agreement or any related document, in each case to the extent arising out of any acts, circumstances, or events occurring prior to the date hereof.

        (b) The Company hereby releases and discharges each of the Holders and each of their respective affiliates (including, without limitation, Stonington Management Corporation and Martley International, Inc.) and each of its and their present and former partners, officers, employees, agents, successors and assigns from and against any and all claims, liabilities, damages, demands, charges, causes of action and suits, whether known or unknown, which such releasors have or may have ever had, arising out of or in connection with the Notes, the Common Shares, the Securities Purchase Agreement or any related document, in each case to the extent arising out of any acts, circumstances or events occurring prior to the date hereof.

        (c) Notwithstanding subparagraphs 4.1 (a) and (b) above, the foregoing releases shall not apply to claims arising under this Agreement or the Amended Notes, nor to claims by the Holders for breach of any of the Company's representations or warranties (but not covenants) contained in the Securities Purchase Agreement.

     4.2  No Defense or Counterclaims.

          (a) The Company acknowledges and agrees that its obligations under this Agreement, the Registration Rights Agreement and the Amended Notes are intended to be unconditional and not subject to any defenses whatsoever. Accordingly, the Company agrees not to suspend performance of or repudiate any of its obligations under such agreements and not to assert any defenses or counterclaims against the Holders with respect thereto. Nothing contained in this Section 4.2(a), however, shall prevent the Company from contesting the Holders' claims or assertions as to the scope or existence of the Company's obligations apart from any affirmative defenses. If the Company at any time believes that it has a claim against or is entitled to any relief from either or both
Holders, the Company shall assert such claim(s) or seek such relief only in a proceeding which is entirely independent of any proceeding brought by either or both of the Holders to enforce any of such agreements.

        (b)  The Company hereby acknowledges and agrees as follows:

               (i) The Company hereby withdraws its previous allegations (the "Allegations") that the Holders may have violated any securities or other laws in connection with the Company's securities or the Securities Purchase Agreement.

                (ii) The Company has determined that it is in its best interests to obtain the benefits of this Agreement and, in consideration therefore, the Company hereby covenants not to commence any action or proceeding against the Holders or any of their affiliates or controlling persons arising under any securities or similar laws with respect to any transactions occurring prior to the date hereof or to intentionally suggest or recommend that any other party do so.

                (iii) The Company has not commenced any legal action or proceeding against the Holders or any of their affiliates or controlling persons nor, directly or indirectly, disclosed any of the specific Allegations to any outside parties, excluding counsel, but expressly including non-management shareholders and any regulatory authorities and securities exchanges. The Company agrees (subject to applicable law and legal or regulatory process) to keep confidential and not to disclose to any third party any of the Allegations, provided that any inadvertent breaches of such confidentiality obligation by employees or agents of the Company who are not officers or directors of the Company shall not be deemed a breach of such confidentiality obligation. The Company also agrees that if, as a result of the Company's breach of such confidentiality obligation, a third party threatens or commences an action based upon the Allegations against the Holders or any of their partners, officers, employees, agents, successors or assigns, the Company shall reimburse any and all of such parties for any costs, expenses and/or settlement costs (including reasonable attorneys' fees and disbursements) incurred in connection therewith as such expenses are incurred, unless the plaintiff in such action obtains a final nonappealable judgment in such action in its favor. (The Company hereby acknowledges its view that the Allegations need not be disclosed publicly by the Company as a general matter of public disclosure obligations under applicable securities laws.)
          Without limiting any other remedies of the Holders, the Holders shall be entitled to injunctive or other appropriate equitable relief in the event of any actual or threatened breach of such confidentiality covenant (without the necessity of posting any bond).

                            ARTICLE V
                  GOVERNING LAW; MISCELLANEOUS


     5.1 Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with Delaware law. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the County of New Castle in the State of Delaware or the Borough of Manhattan in the State of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Holder irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and each Holder further agrees that service of process upon the Company or such Holder, as applicable, mailed by first class mail in accordance with
Section 5.6 shall be deemed in every respect effective service of process upon the Company or such Holder in any suit or proceeding arising hereunder. Nothing herein shall affect any Holder's or the Company's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. THE PARTIES HERETO IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY UNDER APPLICABLE LAW.

     5.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall promptly cause additional original executed signature pages to be delivered to the other parties.

     5.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     5.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     5.5 Entire Agreement: Amendments. This Agreement and the Exhibits and Schedules hereto and the certificates and agreements required to be delivered hereby and thereby contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Holder.

     5.6 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

          If to the Company:

          Selfcare, Inc.
          200 Prospect Street
          Waltham, Massachusetts   02154
          Telecopy: (617) 647-3939
          Attention:     Ron Zwanziger

          and with a copy to:

          Goodwin, Procter & Hoar LLP
          Exchange Place
          Boston, Massachusetts   02109
          Telecopy: (617) 523-1231
          Attention:     Stephen W. Carr, P.C. &  Martin
          Carmichael, III, P.C.

          If to either Holder:

          c/o Stonington Management Corporation
          712 Fifth Avenue, 36th Fl.
          New York, New York  10019
          Telecopy: (212) 974-2092
          Attention:     Brett Cohen

          and with a copy to:

          Kleinberg, Kaplan, Wolff & Cohen, P.C.
          551 Fifth Avenue, 18th Floor
          New York, New York  10176
          Telecopy: (212) 986-8866
          Attention:     Fredric A. Kleinberg, Esq.

Each party shall provide notice to the other party of any change in address.


     5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Holder shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other, which consent by the Company shall not be unreasonably withheld or unreasonably delayed. Notwithstanding the foregoing, each Holder may, subject to and in compliance with Article 5 of the Securities Purchase Agreement, assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, or to a "Financial Institution" (as defined below), without the consent of the Company so long as such affiliate or Financial Institution is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by the applicable provisions of this Agreement. A "Financial Institution" shall include those institutions commonly called financial institutions as well as banks, savings and loans, mutual funds, private investment partnerships (commonly called "hedge funds"), investment banks, brokers, dealers, pension and profit sharing plans, insurance companies, and similar entities. This provision shall not limit a Holder's right to transfer Company securities pursuant to the terms of this Agreement or the instruments or documents referenced herein, or to assign the Holder's rights hereunder to any such transferee pursuant to the terms of this Agreement or the instruments or documents referenced herein.

     5.8 Survival. The representations and warranties of the Company and each Holder and the agreements and covenants set forth herein shall survive the Closing. The Company and each Holder agrees to indemnify and hold harmless each Holder or the Company, as the case may be, and each of such party's respective officers, directors, employees, partners, agents and affiliates for loss or damage or expenses (including reasonable attorneys fees) arising as a result of or related to any breach or alleged breach by the Company or any Holder, as the case may be, of any of their respective representations or covenants set forth herein, including advancement of expenses as they are incurred. Except as modified hereby, the Securities Purchase Agreement shall remain in full force and effect.

     5.9 Publicity. As soon as practicable following the date hereof, the Company shall issue a press release in the form consented to by the Holders with respect to the transactions contemplated hereby (which consent shall not be unreasonably withheld).

     5.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     5.11 Remedies. No provision of this Agreement providing for any remedy to a Holder shall limit any remedy which would otherwise be available to such Holder at law or in equity. The Company and each Holder acknowledges that a breach by it of its respective obligations hereunder will cause irreparable harm to each Holder, in the case of the Company, and the Company, in the case of a Holder. Accordingly, the Company and each Holder acknowledges that the remedy at law for a breach of its respective obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company or a Holder, as the case may be, of the provisions of this Agreement, that a Holder or the Company, as the case may be, shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

     5.12 Several Liability.  Notwithstanding anything in this
Agreement to the contrary, the obligations, representations, warranties, and liabilities of the Holders hereunder shall be several and not joint.

[Signature Page follows]


     IN WITNESS WHEREOF, the undersigned Holders and the Company have caused this Agreement to be duly executed as of the date first above written.


HOLDERS:

ELLIOTT ASSOCIATES, L.P.


By:  /s/ Paul Singer
     _____________________________
     Name:  Paul Singer
     Title: President


WESTGATE INTERNATIONAL, L.P.

By:  Martley International, Inc., as
     Attorney-in-Fact


By:  /s/ Paul Singer
     ___________________________
     Name:  Paul Singer
     Title: President


SELFCARE, INC.


By: /s/ Ron Zwanziger
     __________________________
     Name:  Ron Zwanziger
     Title: CEO